Exhibit 3.25

ARTICLES OF INCORPORATION

DOMESTIC BUSINESS CORPORATION A CLOSE CORPORATION

010 NAME OF CORPORATION
Glen Moore Transport, Inc.
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)
33 Springton Road, R.D. # 2

012 CITY	033 COUNTY	013 STATE	064 ZIP CODE
Glenmoore	Chester	Pennsylvania	19343
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

To engage in and do any and all lawful acts concerning any or all lawful business for which corporations may be incorporated under the Business Corporation Law of Pennsylvania, Act of May 5, 1933, P.L. 364, as amended or as it may be amended.

The Aggregate Number of Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall Have Authority to Issue:
040 Number and Class of Shares	041 Stated Par Value Per Share If Any	042 Total Authorized Capital	031 Term of Existence
5,000 shs. Common no par	$1.00 each	$5,000.00	Perpetual

The Name and Address of Each Incorporator and the Number and Class of Shares Subscribed to by Each Incorporator

060 Name	061, 062 063, 064 Address (Street, City, State, Zip Code)	Number & Class of Shares
Glenvar E. Harman	1394 Horseshoe Pike Downingtown, PA 19335	10 shares common

IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 12th DAY OF MAY 1986

/s/ Glenvar E. Harman

May 27, 1986

/s/ Robert A. Gleason, Jr. Secretary of the Commonwealth Department of State Commonwealth of Pennsylvania

Filed with the Department of State on	Nov 05 1992

/s/ [Illegible]
Secretary of the Commonwealth

STATEMENT OF CHANGE OF REGISTERED OFFICE

Indicate type of entity

Domestic Business Corporation

1.	The name of the corporation or limited partnership is: Glen Moore Transport, Inc.

2.	The address of this corporation’s or limited partnership’s current registered office in this Commonwealth the Department is hereby authorized to correct the following address to conform to the records of the Department):

33 Springton Road RD#2	Glen Moore	PA	19343	Chester
Number and Street	City	State	Zip	County

3.	The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

1511 Commerce Avenue	Carlisle	PA	17013	Cumberland
Number and Street	City	State	Zip	County

4.	Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 16th day of October 1992.

Glen Moore Transport, Inc.
Name of Corporation/Limited Partnership

BY:	/s/ David L McGowan
Signature

TITLE:	David McGowan, President

4.	The plan of merger shall be effective upon filling these Articles of Merger in the Department of State.

5.	The manner in which the plan of merger was adopted by each domestic corporation is as follows:

Name of Corporation	Manner of Adoption

Glen Moore Transport, Inc.	Adopted by action of the board of directors of

the Corporation pursuant to 15 Pa C.S. §1924(b)(ii)

6.	(Strike out this paragraph if no foreign corporation is a party to the merger). The plan was authorized, adopted or approved, as the case may be, by the foreign business corporation (or each of the foreign business corporations) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated.

7.	The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

IN TESTIMONY WHEREOF, the undersigned corporation of each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 2nd day of August, 1999

Glen Moore Transport, Inc.
(Name of Corporation)

BY:	/s/ David McGowan
(Signature)
TITLE:	President

Barr Corporation
(Name of Corporation)

BY:	/s/ David McGowan
(Signature)
TITLE:	President

Underwood Truck Lines, Inc.
(Name of Corporation)

BY:	/s/ David McGowan

PLAN AND AGREEMENT OF MERGER

BY AND BETWEEN

GLEN MOORE TRANSPORT, INC.,

A PENNSYLVANIA CORPORATION

AND

UNDERWOOD TRUCK LINES, INC., AN INDIANA CORPORATION AND

BARR CORPORATION, AN INDIANA CORPORATION

THIS PLAN AND AGREEMENT OF MERGER is made as of this 30th day of July, 1999 pursuant to Section 1921 of the Pennsylvania Business Corporation Law and 23-1-40-1 of the Indiana Business Corporation Law, by and among Glen Moore Transport, Inc., a Pennsylvania corporation (the “Surviving Corporation”) and Underwood Truck Lines, Inc., an Indiana corporation (“Underwood”) and Barr Corporation, an Indiana corporation (“Barr”, and together with Underwood, the “Terminating Corporations”) (the “Agreement”).

RECITALS

(a) Underwood is authorized to issue an aggregate of 1,000 shares of no par value, common stock, of which 500 are issued and outstanding.

(b) Barr is authorized to issue an aggregate of 1,000 shares of no par value, common stock, of which 500 are issued and outstanding.

(c) The Surviving Corporation is authorized to issue 300,000 shares of no par value common stock, of which 100,000 shares are issued and outstanding.

The respective Boards of Directors of the Terminating Corporations and the Surviving Corporation have determined that it is in the best interests of the respective parties to merge the Terminating Corporations into the Surviving Corporation (the “Merger”) on the terms and conditions herein contained in order to create a single corporation organized under the laws of the State of Pennsylvania.

TERMS AND CONDITIONS

NOW, THEREFORE, the parties to this Agreement, in consideration of the premises, mutual covenants, agreements and provisions herein contained, do hereby agree to and prescribe the terms and conditions of the Merger and the mode of carrying the same into effect as follows

1. Merger. The Terminating Corporations shall be merged into the Surviving Corporation.

2. Effective Date. The Merger shall be effective upon the filing of the Articles of Merger with the Indiana Secretary of State and the Commonwealth of Pennsylvania (the “Effective Date”).

3. Surviving Corporation. The Surviving Corporation shall survive the Merger and shall continue to be governed by the laws of the Commonwealth of Pennsylvania, but the separate corporate existence of the Terminating Corporations shall cease forthwith upon the Effective Date, or as soon thereafter as is reasonably possible.

4. Articles of Incorporation. The present Articles of Incorporation of the Surviving Corporation shall continue to be the Surviving Corporation’s Articles of Incorporation following the Effective Date, unless and until the same shall be otherwise amended or repealed in accordance with the provisions thereof and in accordance with the laws of the Commonwealth of Pennsylvania.

5. By-Laws. The present By-Laws of the Surviving Corporation shall be the By-Laws of the Surviving Corporation following the Effective Date unless and until the same shall be otherwise amended or repealed in accordance with the provisions thereof and of the Surviving Corporation’s Articles of Incorporation and in accordance with the laws of the Commonwealth of Pennsylvania.

6. Directors and Officers. The present officers and directors of the Surviving Corporation shall continue in office until their successors shall have been duly elected and qualified.

7. Conversion of Outstanding Shares of Terminating Corporations. The manner and basis of converting the outstanding shares of capital stock of the Terminating Corporations into shares of the Surviving Corporation shall be as follows:

As of the Effective Date, by virtue of the Merger and without any further action on the part of the Surviving Corporation, the Terminating Corporations, or the holders thereof, each share of common stock of the Terminating Corporations outstanding immediately prior to the Effective Date shall be cancelled.

8. Transfer of Tangible and Intangible Property Interests upon the Effective Date. Immediately upon the Effective Date all the real and personal property rights and interests, privileges, franchises, patents, trade secrets, confidential information, trademarks, licenses, registrations and all other legal rights and assets of every kind and description of each of the Terminating Corporations, whether tangible or intangible, shall be automatically transferred to, vested in and devolve upon the Surviving Corporation without further act or deed; and all property, rights and every other interest of the Surviving Corporation and of each of the Terminating Corporations shall be as effectively the property of the Surviving Corporation as they theretofore were of the Surviving Corporation and the Terminating Corporations, respectively. Each of the Terminating Corporations and its directors and officers hereby agree from time to time as and when requested by the Surviving Corporation or by its successors and assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other actions as the Surviving Corporation may deem necessary or desirable in order to vest in, and confirm to, the Surviving Corporation, title to and possession of any and all property of such Terminating Corporations acquired or to be acquired by reason or as a result of the Merger and otherwise to carry out all of the intents and purposes hereof. The proper officers and directors of each of the Terminating Corporations and the proper officers and directors of the Surviving Corporation are hereby fully authorized in the name of the Terminating Corporations and the Surviving Corporation, respectively, to take any and all such actions on behalf of the respective corporations.

9. Assumption of Contracts. Immediately upon the Effective Date, without limiting the force and effect of any applicable provisions of the Act, with respect to the legal effect of the Merger, all of the contracts and agreements to which each of the Terminating Corporations is a party shall be automatically assumed by the Surviving Corporation.

10. Representations and Warranties of the Terminating Corporations. Each of the Terminating Corporations hereby represents and warrants to the Surviving Corporation that as of the date hereof and as of the Effective Date:

(a)	Each of the Terminating Corporations is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as it now is being conducted.

(b)	The execution, delivery and performance by the Terminating Corporations of the Agreement have been duly and validly authorized and approved by all necessary corporate action on the part of Terminating Corporations.

(c)	The Terminating Corporations have the corporate power and authority to enter into and perform its obligations under the Agreement. Neither the execution and delivery nor the performance by the Terminating Corporations of its obligations under the Agreement will conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, any statute, any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Terminating Corporations are a party, the Terminating Corporations’ charters or by-laws or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Terminating Corporations or any of their properties.

11. Representations and Warranties of the Surviving Corporation. The Surviving Corporation hereby represents and warrants to the Terminating Corporations that as of the date hereof and as of the Effective Date:

(a)	The Surviving Corporation is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as it now is being conducted.

(b) The execution, delivery and performance by the Surviving Corporation of the Agreement have been duly and validly authorized and approved by all necessary corporate action on the part of Surviving Corporation.

(c) The Surviving Corporation has the corporate power and authority to enter into and perform its obligations under the Agreement. Neither the execution and delivery nor the performance by the Surviving Corporation of its obligations under the Agreement will conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, any statute, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Surviving Corporation is a party, the Surviving Corporation’s charter or by-laws or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Surviving Corporation or any of its properties.

12. Survival of Representations. All representations and warranties of the Terminating Corporations and of the Surviving Corporation contained in this or any other instrument delivered by or on behalf of any of them are true and correct now, and will be true and correct on the Effective Date with the same force and effect as if made on and as of said date.

13. Entire Agreement. This Agreement constitutes the entire agreement by and between the parties hereto with respect to the matters herein contemplated.

14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all the parties hereto and their respective successors and assigns.

15. Revocability of the Agreement. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned by the Board of Directors of the Terminating Corporations or of the Surviving Corporation at any time prior to the date of the filing of the Merger.

16. Further Assurances. From time to time prior to or after the Effective Date, at any party’s request and without further consideration, the other party or parties shall execute and deliver such further documents and take such further action as may reasonably be requested of them in order to more effectively consummate the transactions contemplated hereunder in accordance with the terms and intent of the Merger and of this Agreement.

17. Non-Waiver. The failure of any party to insist, in one or more instances, on performance by the other in strict accordance with the terms and conditions of this Agreement shall not be deemed a waiver or relinquishment of any right granted hereunder or of the future performance of any such term or condition of this Agreement unless such waiver is contained in writing signed by or on behalf of all parties.

18. Binding Effect. This Agreement shall be binding and conclusive upon and inure to the benefit of the respective parties hereto and their successors and assigns.

19. Amendment. At any time prior to the date of filing with the Illinois Secretary of State and Delaware Secretary of State, this Agreement may be modified only in writing signed by the person against whom the modification is sought to be enforced.

20. Governing Law. This Agreement shall be governed by and all rights and obligations of the parties hereunder shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

21. Headings. The headings and titles used herein are for convenience only. They do not constitute a part hereof and shall not be deemed to limit or characterize any provisions hereof.

22. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the parties hereto have dully this Agreement on the date first written above.

GLEN MOORE TRANSPORT, INC. a Pennsylvania corporation

By:	/s/ David L. McGowan
Name:	David L. McGowan
Title:	President and Chief Executive Officer

UNDERWOOD TRUCK LINES, INC. an Indiana corporation

By:	/s/ David L. McGowan
Name:	David L. McGowan
Title:	President

BARR CORPORATION an Indiana corporation

By:	/s/ David L. McGowan
Name:	David L. McGowan
Title:	President

Filed with the Department of State on JAN 25, 1994

/s/ [Illegible]
Secretary of the Commonwealth

ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa.CS. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.	The name of the corporation is:	Glen Moore Transport, Inc.

2.	The (a) address of this corporation’s current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a)	1511 Commerce Avenue,	Carlisle,	PA	17013	Cumberland
	Number and Street	City	State	Zip	County

(b)
	Name of Commercial Registered Office Provider	County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.	The statue by or under which it was incorporated is:	Business Corporation Law, Act of May 5, 1933,
P.L. 364, as amended

4.	The original date of its incorporation is:	May 27, 1986

5.	(Check, and if appropriate complete, one of the following):

☒ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐ The amendment shall be effective on:

6.	(Check one of the following):

☒ The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. § 1914(a) and (b).
☐ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914 (c).

7.	(Check and if appropriate complete, one of the following):

☒   The amendment adopted by the corporation, set forth in full, is as follows:

The statutory close corporation status is hereby terminated and all reference in the Articles of Incorporation referring to the corporation as a “close corporation” and all provisions regulating the status of the corporation as a close corporation shall be and are hereby deleted. The corporation shall hereafter be a business corporation as defined under the Business Corporation Law of 1988, as amended.

The total number of authorized shares is hereby increased from 5,000 to 300,000 with no stated par value. The authorized capital of $5,000.00 stated in the original Articles shall be and is hereby deleted.

The amendment adopted by the corporation as set forth in full in Exhibit A, attached hereto and made a part hereof.

8.	(Check if the amendment restates the Articles):

☐	The restated Articles of incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 21st day of January,1994.

Glen Moore Transport, Inc.
(Name of Corporation)

BY:	/s/ David L. McGowan
(Signature)

TITLE:	President

Filed with the Department of State on AUG 03 1999

/s/ Kim Pizzingrilli
Secretary of the Commonwealth

ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa.C.S. § 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.	The name of the corporation surviving the merger is:	Glen Moore Transport, Inc.

2.	(Check and complete one of the following):

☒	The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	1511 Commerce, Carlisle, PA 17013	Cumberland
	Number and Street City State Zip	County

(b) c/o:
	Name of Commercial Registered Office Provider	County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

☐	The surviving corporation is a qualified foreign business corporation incorporated under the laws of and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)
	Number and Street City State Zip	County

(b) c/o:
	Name of Commercial Registered Office Provider	County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

☐	The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of and the address of its principal office under the laws of such domicillary jurisdiction is:

Number and Street City State Zip

3.	The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

Name of Corporation	Address of Registered Office or Name of Commercial Registered Office Provider	County

Barr Corporation	(not qualified in PA) P.O. Box 100, Brazil, IN 47834

Underwood Truck Lines, Inc.	(not qualified in PA) P. O. Box 100, Brazil, IN 47834

Filed with the Department of State on JAN 24 2000

/s/ Kim Pizzingrilli
Secretary of the Commonwealth

ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa.C.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend the Articles, hereby state that:

1.	The name of the corporation is:	Glen Moore Transport, Inc.

2.	The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	1711 Shearer Drive, Carlisle, PA 17013	Cumberland
	Number and Street City State Zip	County

(b) c/o
	Name of Commercial Registered Office Provider	County

For a corporation represented by a commercial registered office provider, the county is (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.	The statute by or under which it was incorporated is:	Pennsylvania

4.	The date of its incorporation is:	May 27, 1986

5.	(Check, and if appropriate complete, one of the following):

☒	The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐	The amendment cost shall be effective on		at
		Date		Hour
6.	(Check one of the following):

☒	The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. § 1914(a) and (b).

☐	The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c).

7.	(Check, and if appropriate complete, one of the following):

☒	The amendment adopted by the corporation, set forth in full, is as follows:

The name of the corporation is USF Glen Moore Inc.

	☐	The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

1.	☐	The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 6th day of January, 2000

GLEN MOORE TRANSPORT, INC.
(Name of Corporation)

BY:	/s/ David L. McGowan
(Signature)

TITLE:	David L. McGowan, President

Filed with the Department of State on MAY 31 2000

/s/ Kim Pizzingrilli
Secretary of the Commonwealth

STATEMENT OF CHANGE OF REGISTERED OFFICE

Indicate type of entity

Domestic Business Corporation (15 Pa.C.S. § 1507)

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.	The name of the corporation or limited partnership is:	USF Glen Moore Inc.

2.	The address of this corporation’s or limited partnership’s current registered office in this Commonwealth (the Department is hereby authorized to correct the following information to conform to the records of the Department):

1711 Shearer Drive, Carlisle, PA 17013
Number and Street City State Zip	County

3.

(a)	The registered office of the corporation or limited partnership shall be provided by:

c/o:	CT Corporation System	Philadelphia
	Name of Commercial Registered Office Provider	County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (a) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer thereof this 8th day of May, 2000.

USF GLEN MOORE INC.
(Name of Corporation/ Limited Partnership)

BY:	/s/ Richard C. Pagano
(Signature)
TITLE:	Secretary

Filed with the Department of State on SEP 25 2000

/s/ Kim Pizzingrilli
Secretary of the Commonwealth

ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa.C.S. § 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.	The name of the corporation surviving the merger is:	USF GLEN MOORE INC.

2.	(Check and complete one of the following):

	☒	The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)
			Number and Street		City	State	Zip	County

		(b)	c/o:	CT Corporation System				Philadelphia
				Name of Commercial Registered Office Provider				County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

	☐	The surviving corporation is a qualified foreign business corporation incorporated under the laws of and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)
				Number and Street	City	State	Zip	County

		(b)	c/o:
				Name of Commercial Registered Office Provider				County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

	☐	The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of and the address of its principal office under the laws of such domiciliary jurisdiction is:

		Number and Street			City	State	Zip

3.	The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic Business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

Name of Corporation	Address of Registered Office or Name of Commercial Registered Office Provider	County

Tri-Star Transportation, Inc.	CT Corporation System, 530 Gay Street, Knoxville, TN - Not qualified in PA

4.	(Check, and if appropriate complete, one of the following):

	☒	The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

	☐	The plan of merger shall be effective on:		at
			Date		Hour

5.	The manner in which the plan of merger was adopted by each domestic corporation is as follows:

Name of Corporation	Manner of Adoption

USF Glen Moore Inc.	Plan of Merger

6.	(Strike out this paragraph if no foreign corporation is a party to the merger). The plan was authorized, adopted or approved, as the case may be, by the foreign business corporation (or each of the foreign business corporations) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated.

7.	(Check, and if appropriate complete, one of the following):

	☒	The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

	☐	Pursuant to 15 Pa.C.S. § 1901 (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

Number and Street	City	State	Zip	County

IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 21st day of September, 2000.

USF GLEN MOORE INC.
(Name of Corporation)

BY:	/s/ Christopher L. Ellis
(Signature)
TITLE:	Christopher L. Ellis, Vice President

TRI-STAR TRANSPORTATION, INC.
(Name of Corporation)

BY:	/s/ Christopher L. Ellis
(Signature)
TITLE:	Christopher L. Ellis, Vice President

Exhibit A

PLAN OF MERGER BETWEEN

TRI-STAR TRANSPORTATION, INC.

INTO

USF GLEN MOORE INC.

PLAN OF MERGER approved on September 21, 2000 by Tri-Star Transportation, Inc. which is a business corporation organized under the Act of the State of Tennessee by resolution adopted by its Board of Directors on said date and approved on September 21, 2000 by USF Glen Moore Inc. which is a business corporation organized under the Act of the State of Pennsylvania by resolution adopted by its Board of Directors on said date.

1. Tri-Star Transportation, Inc. and USF Glen Moore Inc. shall, pursuant to the provisions of the Tennessee Business Corporation Act and the Pennsylvania Business Corporation Law collectively referred to as (“the Act”), be merged with and into a single corporation with USF Glen Moore Inc. being the surviving corporation under its present name pursuant to the provisions of the Act. The separate existence of Tri-Star Transportation, Inc. shall cease upon the effective date of the merger in accordance with the provisions of the Act.

2. The merger shall become effective on the filing date.

USF Glen Moore Inc. shall continue in full force and effect unless changed, altered, or amended in the manner prescribed by the provisions of the Act.

4. Upon the effective date of the merger, the By-Laws of USF Glen Moore Inc. shall continue in full force and effect unless changed, altered, or amended as therein provided and the manner prescribed by the provisions of the Act.

5. The Directors and Officers of USF Glen Moore Inc. upon the effective date of the merger, shall continue to be members of the Board of Directors and Officers of USF Glen Moore Inc., respectively, all of whom shall hold their positions until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-Laws of USF Glen Moore Inc.

6. The number of outstanding shares of Tri-Star Transportation, Inc. is One Thousand (1,000) all of which are one class, at no par per share, and the number of outstanding shares of USF Glen Moore Inc. is One Hundred Thousand (100,000), all of which are one class, at no par value per share. Each issued share of Tri-Star Transportation, Inc. shall, upon the effective date of the merger, be surrendered and extinguished. The issued shares of USF Glen Moore Inc. shall not be converted or exchanged in any manner, and each share shall continue to represent one issued and outstanding share of USF Glen Moore Inc. as of the effective date of the merger.

7. This Plan of Merger has been approved by the Board of Directors of Tri-Star Transportation, Inc. and the Board of Directors of USF Glen Moore Inc. by Unanimous Written Consent on September 21, 2000, in accordance with the Act.

8. In the event that the merger of Tri-Star Transportation Inc. with and into USF Glen Moore Inc. shall have been fully authorize in accordance with the provisions of the Act, and USF Glen Moore Inc. hereby stipulate that they will cause to be executed and filed and/or recorded a document or documents, prescribed by the Act of the State of Tennessee; and that they will cause to be performed all necessary Laws to effectuate the merger.

9. The officers of the two corporations, are hereby authorized, empowered, and directed to execute such documents and take such further action as is necessary to carry out the merger.

ARTICLES OF MERGER

of

TRI-STAR TRANSPORTATION, INC.

Into

USF GLEN MOORE INC.

Pursuant to the provisions of the Tennessee Business Corporation Act, the undersigned corporations hereby execute the following articles of merger:

1. The plan of merger is as follows:

2. Approval by the shareholders of the corporation was required by chapter 21 of the Tennessee Business Corporation Act and that the plan of merger was approved by the affirmative vote of the required percentage of all of (the votes entitled to be cast) (the votes entitled to be cast by each voting group having the right to vote separately on the plan and the votes cast by the outstanding shares otherwise entitled to vote thereon.)

4. The plan and performance of its terms were duly authorized by all action required by the laws of the state under which the foreign corporation was organized and its charter.

Date: September 21, 2000	TRI-STAR TRANSPORTATION, INC.

	By	/s/ Christopher L. Ellis
Christopher L. Ellis, Vice President

Date: September 21, 2000	USF GLEN MOORE INC.

	By	/s/ Christopher L. Ellis
Christopher L. Ellis, Vice President

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU
Articles/Certificate of Merger
(15 Pa.C.S.)
Domestic Business Corporation (§ 1926)

Filed in the Department of State on APR 22, 2003
/s/ Pedro A. Cortés
Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to articles of merger or consolidation), the undersigned, desiring to effect a merger, hereby state that:

1.	The name of the corporation limited partnership surviving the merger is:
USF Glen Moore Inc.
2.	The surviving corporation limited partnership is a domestic business/nonprofit corporation/limited partnership and the name of its commercial registered office provided and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

Name of Commercial Registered Office Provider

County
c/o CT Corporation System	Philadelphia

3.

The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business/nonprofit corporation/limited partnership and qualified foreign business/nonprofit corporation/limited partnership which is a party to the plan of merger are as follows:

Name Registered Office Address Commercial Registered Office Provider County
DDE Investors, LLC 1511 Commerce Avenue Cumberland
Carlisle, PA 17013

4.	The plan of merger shall be effective on: April 30, 2003 at 12:01 AM.

5.	The manner in which the plan of merger was adopted by each domestic corporation/limited partnership is as follows:
Name	Manner of Adoption
DDE Investors, LLC	Written Consent of Sole Member

USF Glen Moore Inc.	Unanimous Written Consent of the Board of Directors

6.

Strike out this paragraph if no foreign corporation/limited partnership is a party to the merger.

The plan was authorized, adopted or approved, as the case may be, by the foreign business/nonprofit corporation limited partnership (or each of the foreign business/nonprofit corporations/limited partnerships) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated/organized.

7.	Check, and if appropriate complete, one of the following:
☒	The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.
☐

Pursuant to 15 Pa.C.S § 1901 § 8547(b) (relating to omission of certain provisions from filed plans) the provisions, if any of the plan of merger that amend or constitute the operative provisions of the Articles of Incorporation Certificate of Limited Partnership of the surviving corporation/limited partnership as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a party hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation/limited partnership, the address of which is

1711 Shearer Drive Carlisle PA 17013-0760 Cumberland

Number and Street City State Zip County

IN TESTIMONY WHEREOF, the undersigned corporation/limited partnership has caused these Articles/Certificate of Merger to be signed by a duly authorized officer thereof this

20th day of April, 2003.

USF Glen Moore Inc.
Name of Corporation/Limited Partnership

/s/ Mark Martin
Signature

President
Title

DDE Investors LLC
Name of Corporation/Limited Partnership

/s/ Mark Martin
Signature

President
Title

EXHIBIT A

PLAN OF MERGER BETWEEN

USF GLEN MOORE INC. AND

DDE INVESTORS, LLC

PLAN OF MERGER approved on April 20, 2003 by DDE Investors LLC (“DDE”) which is a limited liability company organized under the laws of the Commonwealth Of Pennsylvania by resolution adopted by its Sole Member on said date and approved on April 20, 2003 by USF Glen Moore Inc. (“USF”) which is a business corporation organized under the laws of the Commonwealth of Pennsylvania by resolution adopted by its Board of Directors on said date.

1. DDE and USF shall, pursuant to the provisions of the Pennsylvania Business Corporation Law (the Law), be merged with and into a single corporation with USF being the surviving corporation upon the effective date of the merger. USF shall continue to exist as the surviving corporation under its present name pursuant to the provisions of the Law. The separate existence of DDE shall cease upon the effective date of the merger in accordance with the provisions of the Law.

2. Upon the effective date of the merger, the articles of incorporation of USF shall continue in full force and effect unless changed, altered, or amended as therein provided and the manner prescribed by the provisions of the Law.

3. Upon the effective date of the merger, the By-laws of USF shall continue in full force and effect unless changed, altered or amended as therein provided and the manner prescribed by the provisions of the Law.

4. The directors and officers of USF upon the effective date of the merger shall continue to be members of the Board of the Directors and officers of USF, respectively, all of whom shall hold their positions until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-Laws of USF.

5. The assets of DDE including the real estate commonly known as 1711 Shearer Drive, Carlisle, Pennsylvania shall be conveyed by operation of law to USF as of the effective date of the merger.

6. The Plan of Merger has been approved by the Sole Member of DDE and the Board of Directors of USF by Unanimous Written Consent on April 20, 2003, in accordance with the Law and shall become effective as of April 30, 2003.

7. In the event that the merger of DDE with and into USF shall have been fully authorized in accordance with the provisions of the Law, DDE and USF hereby stipulate that they will cause to be executed and filed and/or recorded a document or documents, prescribed by the laws of the Commonwealth of Pennsylvania and that they will cause to be performed all necessary Laws to effectuate the merger.

8. The officers of the two corporations, are hereby authorized, empowered, and directed to execute such documents and take such further action as is necessary to carry out the merger.

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU
Articles/Certificate of Merger
(15 Pa.C.S.)
Domestic Business Corporation (§ 1926)

Filed in the Department of State on APR 22, 2003
/s/ Pedro A. Cortés
Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to articles of merger or consolidation), the undersigned, desiring to effect a merger, hereby state that:

1.	The name of the corporation/limited partnership surviving the merger is:
USF Glen Moore Inc.

2.	Check and complete one of the following:
☒	The surviving corporation/limited partnership is a domestic business/nonprofit corporation/limited partnership and the name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

	Name of Commercial Registered Office Provider	County
c/o CT Corporation System Philadelphia

3   The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business/nonprofit corporation/limited partnership and qualified foreign business nonprofit corporation/limited partnership which is a party to the plan of merger are as follows:

Name                Registered Office Address            Commercial Registered Office Provider                County

G.M.T. Services, Inc.                                                       CT Corporation                                                       Philadelphia

4. The plan of merger shall be effective on- April 30, 2003 at 12:01 AM.

5. The manner in which the plan of merger was adopted by each domestic corporation/limited partnership is as follows:
Name	Manner of Adoption
GMT Services, Inc Unanimous Written Consent of the Board of Directors

USF Glen Moore Inc Unanimous Written Consent of the Board of Directors

7.  Check and appropriate complete of the following:

☒  The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

☐     Pursuant to 15 Pa. C.S. § 1901/§ 8547(b) (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative provisions of the Articles of Incorporation Certificate of Limited Partnership of the surviving corporation/limited partnership as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a party hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation/limited partnership, the address of which is

1711 Shearer Drive                                         Carlisle                    PA                     17013-0700                    Cumberland

       Number and street                                    City                           State                     Zip                                County

.

IN TESTIMONY WHEREOF, the undersigned corporation/limited partnership has caused these Articles/Certificate of Merger to be signed by a duly authorized officer thereof this 20 day of April, 2003.

USF Glen Moore Inc.
Name of Corporation Limited Partnership

/s/ Mark Martin
Signature

President
Title

G.M.T. Services Inc.
Name of Corporation Limited Partnership

/s/ Mark Martin
Signature

President
Title

EXHIBIT A

PLAN OF MERGER BETWEEN

USF GLEN MOORE INC. AND

G.M.T. SERVICES, INC.

PLAN OF MERGER approved on April 20, 2003 by G.M.T. Services, Inc. (“G.M.T.”) which is a business corporation organized under the laws of the Commonwealth Of Pennsylvania by resolution adopted by its Board of Directors on said date and approved on April 20, 2003 by USF Glen Moore Inc. (“USF”) which is a business corporation organized under the laws of the Commonwealth of Pennsylvania by resolution adopted by its Board of Directors on said date.

1. G.M.T. and USF shall, pursuant to the provisions of the Pennsylvania Business Corporation Law (the Act), be merged with and into a single corporation with USF being the surviving corporation upon the effective date of the merger. USF shall continue to exist as the surviving corporation under its present name pursuant to the provisions of the Act. The separate existence of G.M.T. shall cease upon the effective date of the merger in accordance with the provisions of the Act.

2. Upon the effective date of the merger, the articles of incorporation of USF shall continue in full force and effect unless changed, altered, or amended as therein provided and the manner prescribed by the provisions of the Act.

3. Upon the effective date of the merger, the By-laws of USF shall continue in full force and effect unless changed, altered, or amended as therein provided and the manner prescribed by the provisions of the Act.

4. The directors and officers of USF upon the effective date of the merger shall continue to be members of the Board of the Directors and officers of USF, respectively, all of whom shall hold their positions until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-Laws of USF.

5. The number of outstanding shares of G.M.T. is one hundred (100), all of which are of one class, with no par value per share and the number of outstanding share of USF is one hundred thousand (100,000), all of which are of one class, with no par value per share. Each issued share of G.M.T. shall, upon the effective date of the merger, be surrendered and extinguished. The issued shares of USF shall not be converted or exchanged in any manner, and each share shall continue to represent one issued and outstanding share of USF as of the effective date of the merger.

6. The Plan of Merger has been approved by the Board of Directors of G.M.T. and the Board of Directors of USF by Unanimous Written Consent on April 20, 2003, in accordance with the Act and shall become effective as of April 30, 2003.

7. In the event that the merger of G.M.T. with and into USF shall have been fully authorized in accordance with the provisions of the Act, G.M.T. and USF hereby stipulate that they will cause to be executed and filed and/or recorded a document or documents, prescribed by the laws of the Commonwealth of Pennsylvania and that they will cause to be performed all necessary acts to effectuate the merger.

8. The officers of the two corporations, are hereby authorized, empowered, and directed to execute such documents and take such further action as is necessary to carry out the merger.

9. G.M.T. is a wholly-owned subsidiary of USF, a Commonwealth of Pennsylvania corporation.

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU
Articles/Certificate of Merger (15 Pa.C.S.) Domestic Business Corporation (§ 1926)

Filed in the Department of State on JUN 27 2003

/s/ Pedro A. Cortés
Secretary of the Commonwealth

  In compliance with the requirements of the applicable provisions (relating to articles of merger or consolidation), the undersigned, desiring to effect a merger, hereby state that:

1. The name of the corporation/limited partnership surviving the merger is:
USF Glen Moore Inc.

2. Check and complete one of the following:

☒    The surviving corporation/limited partnership is a domestic business/nonprofit corporation/limited partnership and the name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

Name of Commercial Registered Office Provider                                                     County

c/o CT Corporation System                                                                                                    Philadelphia

3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business/nonprofit corporation/limited partnership and qualified foreign business/nonprofit corporation/limited partnership which is a party to the plan of merger are as follows;

Name                Registered Office Address            Commercial Registered Office Provider                County

System 81 Express, Inc.                                                  Not Qualified in PA

4. The plan of merger shall be effective on: June 30, 2003 at 12:01 AM.

5. The manner in which the plan of merger was adopted by each domestic corporation/limited partnership is as follows:
Name	Manner of Adoption
USF Glen Moore Inc. Unanimous Written Consent of the Board of Directors

6. Strike out this paragraph if no foreign corporation/limited partnership is a party to the merger.

The plan was authorized, adopted or approved, as the case may be, by the foreign business/nonprofit corporation/limited partnership (or each of the foreign business/nonprofit corporation/limited partnerships) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated/organized.

7. Pursuant to 15 Pa. C.S. § 1901/§ 8547(b) (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative provisions of the Articles of Incorporation Certificate of Limited Partnership of the surviving corporation/limited partnership as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a party hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation/limited partnership, the address of which is.

1711 Shearer Drive                                         Carlisle                    PA                     17013-0760                    Cumberland

       Number and street                                    City                           State                     Zip                                County

IN TESTIMONY WHEREOF, the undersigned corporation/limited partnership has caused these Articles/Certificate of Merger to be signed by a duly authorized officer thereof this

20 day of June, 2003.

USF Glen Moore Inc.
Name of Corporation/Limited Partnership

/s/ Mark A. Martin
Signature

President, Mark A. Martin
Title

System 81 Express, Inc.
Name of Corporation/Limited Partnership

/s/ Mark A. Martin
Signature

President, Mark A. Martin
Title